Exhibit 99.2

Kennedy-Wilson Holdings, Inc.
Third Quarter 2012
Supplemental Financial Information

Kennedy-Wilson Holdings, Inc.
Supplemental Financial Information
For the Quarter Ended September 30, 2012

Note about Non-GAAP financial information included in this presentation
In addition to the results reported in accordance with U.S. generally accepted accounting principles (GAAP) included within this presentation, Kennedy-Wilson Holdings, Inc. (Kennedy Wilson) has provided certain information, which includes non-GAAP financial measures (pro forma consolidated statements of operations, EBITDA and Adjusted EBITDA). Such information is reconciled to its closest GAAP measure in accordance with the rules of the Securities and Exchange Commission and is included within this presentation. Management believes that these non-GAAP financial measures are useful to both management and Kennedy Wilson's shareholders in their analysis of the business and operating performance of Kennedy Wilson. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Kennedy-Wilson Holdings, Inc.
Pro Forma Consolidated Statements of Operations (Non-GAAP)

	Three months ended September 30,
	2012			2011
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$10,335,000	$—	$10,335,000	$7,851,000	$—	$7,851,000
Commissions	2,145,000	—	2,145,000	3,259,000	—	3,259,000
Sale of real estate	1,275,000	—	1,275,000	—	3,029,000	3,029,000
Rental and other income	1,485,000	20,572,000	22,057,000	1,666,000	12,655,000	14,321,000
Interest income	—	4,549,000	4,549,000	—	2,459,000	2,459,000
Total revenue	15,240,000	25,121,000	40,361,000	12,776,000	18,143,000	30,919,000
Operating expenses
Commission and marketing expenses	1,371,000	—	1,371,000	1,641,000	—	1,641,000
Compensation and related expenses	11,364,000	198,000	11,562,000	8,473,000	—	8,473,000
Cost of real estate sold	1,275,000	—	1,275,000	—	2,522,000	2,522,000
General and administrative	5,014,000	229,000	5,243,000	3,329,000	—	3,329,000
Depreciation and amortization	989,000	5,085,000	6,074,000	931,000	3,849,000	4,780,000
Rental operating expenses	847,000	7,055,000	7,902,000	1,195,000	6,063,000	7,258,000
Total operating expenses	20,860,000	12,567,000	33,427,000	15,569,000	12,434,000	28,003,000
Equity in joint venture income (loss)	1,848,000	(1,848,000)	—	(646,000)	646,000	—
Interest income from loan pool participations and notes receivable	3,712,000	(3,712,000)	—	1,048,000	(1,048,000)	—
Operating (loss) income	(60,000)	6,994,000	6,934,000	(2,391,000)	5,307,000	2,916,000
Non-operating income (expense)
Interest income	179,000	(179,000)	—	635,000	(635,000)	—
Gain on sale of interest in joint venture investments	—	2,352,000	2,352,000	—	—	—
Foreign currency exchange loss	(6,000)	—	(6,000)	—	—	—
Interest expense	(6,755,000)	(8,364,000)	(15,119,000)	(6,117,000)	(4,672,000)	(10,789,000)
Other non-operating expenses	—	(803,000)	(803,000)	—	—	—
Loss before benefit from income taxes	(6,642,000)	—	(6,642,000)	(7,873,000)	—	(7,873,000)
Benefit from income taxes	2,500,000	—	2,500,000	2,997,000	—	2,997,000
Loss from continuing operations	$(4,142,000)	$—	$(4,142,000)	$(4,876,000)	$—	$(4,876,000)

Kennedy-Wilson Holdings, Inc.
Pro Forma Consolidated Statements of Operations (Non-GAAP)

	Nine months ended September 30,
	2012			2011
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$29,308,000	$—	$29,308,000	$17,808,000	$—	$17,808,000
Commissions	6,165,000	—	6,165,000	8,429,000	—	8,429,000
Sale of real estate	1,275,000	58,800,000	60,075,000	417,000	34,164,000	34,581,000
Rental and other income	4,432,000	54,496,000	58,928,000	3,359,000	46,077,000	49,436,000
Interest income	—	12,687,000	12,687,000	—	8,838,000	8,838,000
Total revenue	41,180,000	125,983,000	167,163,000	30,013,000	89,079,000	119,092,000
Operating expenses
Commission and marketing expenses	3,676,000	—	3,676,000	3,015,000	—	3,015,000
Compensation and related expenses	30,658,000	698,000	31,356,000	24,562,000	—	24,562,000
Cost of real estate sold	1,275,000	50,100,000	51,375,000	397,000	29,674,000	30,071,000
General and administrative	13,571,000	529,000	14,100,000	9,183,000	—	9,183,000
Depreciation and amortization	2,903,000	12,985,000	15,888,000	1,828,000	11,558,000	13,386,000
Rental operating expenses	2,638,000	18,855,000	21,493,000	2,248,000	18,568,000	20,816,000
Total operating expenses	54,721,000	83,167,000	137,888,000	41,233,000	59,800,000	101,033,000
Equity in joint venture income	12,472,000	(12,472,000)	—	7,229,000	(7,229,000)	—
Interest income from loan pool participations and notes receivable	7,126,000	(7,126,000)	—	5,835,000	(5,835,000)	—
Operating income	6,057,000	23,218,000	29,275,000	1,844,000	16,215,000	18,059,000
Non-operating income (expense)
Interest income	2,503,000	(2,503,000)	—	1,234,000	(1,234,000)	—
Carried interest on realized investment	—	2,400,000	2,400,000	—	—	—
Gain on sale of interest in joint venture investments		2,352,000	2,352,000	—	—	—
Remeasurement gain	—	—	—	6,348,000	—	6,348,000
Gain on sale of marketable securities	2,931,000	—	2,931,000	—	—	—
Foreign currency exchange loss	(80,000)	—	(80,000)	—	—	—
Interest expense	(19,979,000)	(23,364,000)	(43,343,000)	(13,874,000)	(14,981,000)	(28,855,000)
Other non-operating expenses	—	(2,103,000)	(2,103,000)	—	—	—
Loss before benefit from income taxes	(8,568,000)	—	(8,568,000)	(4,448,000)	—	(4,448,000)
Benefit from income taxes	5,121,000	—	5,121,000	2,162,000	—	2,162,000
Loss from continuing operations	$(3,447,000)	$—	$(3,447,000)	$(2,286,000)	$—	$(2,286,000)

Kennedy-Wilson Holdings, Inc.
Adjusted EBITDA

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Net loss	$(4,142,000)	$(4,876,000)	$(3,657,000)	$(2,286,000)
Non-GAAP adjustments:
Add back:
Interest expense	6,755,000	6,117,000	19,979,000	13,874,000
Kennedy Wilson's share of interest expense included in investment in joint ventures and loan pool participations	8,364,000	4,672,000	23,364,000	14,981,000
Depreciation and amortization	989,000	931,000	2,903,000	1,828,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	5,085,000	3,849,000	12,985,000	11,558,000
Benefit from income taxes	(2,500,000)	(2,997,000)	(5,121,000)	(2,162,000)
EBITDA	14,551,000	7,696,000	50,453,000	37,793,000
Stock based compensation	2,922,000	1,296,000	5,000,000	3,761,000
Adjusted EBITDA	$17,473,000	$8,992,000	$55,453,000	$41,554,000

Kennedy-Wilson Holdings, Inc.
EBITDA by Segment

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Investments
Rental and other income and sale of real estate	$2,760,000	$1,666,000	$5,707,000	$3,776,000
Operating expenses	(10,184,000)	(5,378,000)	(22,008,000)	(14,703,000)
Equity in income (loss) of joint ventures	1,848,000	(646,000)	12,472,000	7,229,000
Income from loan pool participations and notes receivable	3,712,000	1,048,000	7,126,000	5,835,000
Operating income (loss)	(1,864,000)	(3,310,000)	3,297,000	2,137,000
Remeasurement gain	—	—	—	6,348,000
Gain on sale of marketable securities	—	—	2,931,000	—
Realized foreign currency exchange loss	(6,000)	—	(80,000)	—
Interest income - related party	139,000	—	2,408,000	—
Interest expense	(160,000)	(73,000)	(477,000)	(225,000)
(Loss) income from continuing operations	(1,891,000)	(3,383,000)	8,079,000	8,260,000
Income from discontinued operations, net of income taxes	—	—	2,000	—
Loss from sale of real estate, net of income taxes	—	—	(212,000)	—
Net (loss) income	(1,891,000)	(3,383,000)	7,869,000	8,260,000
Add back:
Interest expense	160,000	73,000	477,000	225,000
Kennedy Wilson's share of interest expense included investment in joint ventures and loan pool participation	8,364,000	4,672,000	23,364,000	14,981,000
Depreciation and amortization	856,000	830,000	2,538,000	1,569,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	5,085,000	3,849,000	12,985,000	11,558,000
EBITDA	$12,574,000	$6,041,000	$47,233,000	$36,593,000

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011
Services
Management and leasing fees and commissions	$12,480,000	$11,110,000	$35,473,000	$26,237,000
Operating expenses	(7,678,000)	(7,983,000)	(24,411,000)	(19,841,000)
Operating income	4,802,000	3,127,000	11,062,000	6,396,000
Net income	4,802,000	3,127,000	11,062,000	6,396,000
Add back:
Depreciation and amortization	40,000	33,000	107,000	98,000
EBITDA	$4,842,000	$3,160,000	$11,169,000	$6,494,000

Kennedy-Wilson Holdings, Inc.
Consolidated Balance Sheets

	September 30, 2012	December 31, 2011

Assets
Cash and cash equivalents	$126,804,000	$115,926,000
Accounts receivable	3,378,000	3,114,000
Accounts receivable — related parties	19,504,000	15,612,000
Notes receivable	43,391,000	7,938,000
Notes receivable — related parties	40,101,000	33,269,000
Real estate, net	111,517,000	115,880,000
Investments in joint ventures	380,563,000	343,367,000
Investment in loan pool participations	102,854,000	89,951,000
Marketable securities	10,265,000	23,005,000
Other assets	19,955,000	20,749,000
Goodwill	23,965,000	23,965,000
Total assets	$882,297,000	$792,776,000

Liabilities
Accounts payable	$1,306,000	$1,798,000
Accrued expenses and other liabilities	29,129,000	24,262,000
Accrued salaries and benefits	5,600,000	14,578,000
Deferred tax liability	19,610,000	18,437,000
Senior notes payable	249,425,000	249,385,000
Mortgage loans payable	30,748,000	30,748,000
Junior subordinated debentures	40,000,000	40,000,000
Total liabilities	375,818,000	379,208,000
Equity
Common stock	6,000	5,000
Additional paid-in capital	514,586,000	407,335,000
(Accumulated deficit) retained earnings	(11,583,000)	9,708,000
Accumulated other comprehensive income	11,786,000	5,035,000
Shares held in treasury at cost	(9,856,000)	(11,848,000)
Total Kennedy-Wilson Holdings, Inc. shareholders' equity	504,939,000	410,235,000
Noncontrolling interests	1,540,000	3,333,000
Total equity	506,479,000	413,568,000
Total liabilities and equity	$882,297,000	$792,776,000

Kennedy-Wilson Holdings, Inc.
Capitalization Summary

	September 30, 2012	December 31, 2011
Market Data
Common stock price per share	$13.97	$10.58
Common stock and convertible preferred stock:
Basic shares outstanding (1)	63,772,598	51,825,998
Series A mandatory convertible preferred (2)	8,058,018	8,058,018
Series B mandatory convertible preferred (3)	3,042,056	3,042,056
Total common stock and convertible preferred stock	74,872,672	62,926,072

Equity Market Capitalization	$1,045,971,228	$665,757,842

Debt
Senior notes payable (4)	250,000,000	250,000,000
Mortgage loans payable	30,748,000	30,748,000
Junior subordinated debentures	40,000,000	40,000,000
Total debt	$320,748,000	$320,748,000
Noncontrolling interest	1,540,000	3,333,000
Total Capitalization	$1,368,259,228	$989,838,842
Less: cash and cash equivalents	(126,804,000)	(115,926,000)
Total Enterprise Value	$1,241,455,228	$873,912,842
Warrants outstanding (5)	5,934,144	6,435,644

(1) In July 2012, the Company issued 8.6 million shares of common stock to institutional investors resulting in gross proceeds of $112.1 million.
(2) $100 million of Series A mandatory convertible preferred with a mandatory conversion date of May 19, 2015 and a conversion rate of $12.41 per share.
(3) $32.5 million of Series B mandatory convertible preferred with a mandatory conversion date of November 3, 2018 and a conversion rate of $10.70 per share.
(4) Represents principal balance of senior notes.
(5) The warrants carry an exercise price of $12.50 and expire on November 14, 2014.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account Comparison
(in millions)

	9/30/2012	December 31, 2011
Investment in joint ventures	$380.6	$343.4
Real estate	111.5	115.9
Mortgage debt	(30.7)	(30.7)
Notes receivable	83.5	41.2
Loan pool participations	102.9	90.0
Marketable securities	10.3	23.0
Total	$658.1	$582.8

Investment Account Detail at September 30, 2012

	Multifamily	Loans Secured by Real Estate	Commercial	Residential	Other	Total
Western U.S.	$125.3	$156.3	$63.9	$85.2	$0.5	$431.2
Japan	106.4	—	9.0	—	—	115.4
United Kingdom and Ireland	11.9	72.8	10.1	—	10.2	105.0
Other	0.4	—	0.5	0.2	5.4	6.5
Total	$244.0	$229.1	$83.5	$85.4	$16.1	$658.1

Investment Account Detail at December 31, 2011

	Multifamily	Loans Secured by Real Estate	Commercial	Residential	Other	Total
Western U.S.	$131.3	$106.5	$52.3	$78.4	$—	$368.5
Japan	112.1	—	9.3	—	—	121.4
United Kingdom and Ireland	—	60.0	—	—	23.0	83.0
Other	0.2	4.8	0.7	0.1	4.1	9.9
Total	$243.6	$171.3	$62.3	$78.5	$27.1	$582.8

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Multifamily
($ in millions)

				Net Operating Income (NOI)
	# of Properties	# of Units	Occupancy (1)	YTD Annualized (2)	Debt (3)	Pre-Promote Ownership%	Book Equity (1)
Western U.S.	29	10,954	94.9%	$96.6	$1,143.8	28.8%	$125.3
Japan (4)	50	2,410	97.3	30.4	342.9	40.9	106.4
United Kingdom and Ireland (4)	1	210	94.8	3.0	28.8	50.0	11.9
Other	3	376	85.6	1.0	5.8	9.6	0.4
Total	83	13,950	95.1%	$131.0	$1,521.3	31.9%	$244.0

(1) As of September 30, 2012.
(2) Represents year to date NOI on an annualized basis.
(3) Debt represents 100% debt balance against properties as of September 30, 2012.
(4) Estimated foreign exchange rates are ¥78 = $1 USD, £0.63 = $1 USD and €0.78 = $1 USD, related to NOI and debt.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Discounted Loan Purchases and Loan Originations
($ in millions)

Discounted Loan Purchases

	# of Loans (1)	Initial UPB (2)	# of Unresolved Loans	Total Resolutions	Current UPB	Pre-Promote KW Share of Current UPB (net of venture-level debt)	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	100	$570.5	24	$389.4	$175.4	$82.2	$18.9	52.5%	$73.5
United Kingdom and Ireland (4)	201	2,510.7	183	756.9	1,753.8	145.8	146.8	11.9	72.8
Total	301	$3,081.2	207	$1,146.3	$1,929.2	$228.0	$165.7	15.6%	$146.3

Loan Originations

	# of Loans	Current UPB	WAV Interest Rate	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	9	$82.8	12.3%	$—	100.0%	$82.8
Total	9	$82.8	12.3%	$—	100.0%	$82.8

(1) Represents total number of loans at initial acquisition of respective pools.
(2) Unpaid Principal Balance.
(3) Venture-level debt represents 100% debt balance against loans as of September 30, 2012.
(4) Estimated foreign exchange rate is £0.63 = $1 USD and €0.78 = $1 USD. KW owns a 50% interest in an entity which in turn owns 25% of the United Kingdom loan pool. This entity has debt of $146.8 million as of September 30, 2012.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Commercial
($ in millions)

				Net Operating Income (NOI)
	# of Properties	Total Sq. Ft.	Occupancy (1)	YTD Annualized (2)	Debt (3)	Pre-Promote Ownership%	Book Equity (1)
Western U.S.	18	3,292,830	80.9%	$38.3	$432.7	38.5%	$63.9
Japan (4)	1	9,633	100.0	0.5	—	78.2	9.0
United Kingdom and Ireland	1	45,105	100.0	2.7	—	50.0	10.1
Other	4	478,450	72.6	2.6	26.3	18.1	0.5
Total	24	3,826,018	80.1%	$44.1	$459.0	38.5%	$83.5

(1) As of September 30, 2012.
(2) Represents year to date NOI on an annualized basis.
(3) Debt represents 100% debt balance against properties as of September 30, 2012, excluding $45.4 million of partner loans.
(4) Estimated foreign exchange rate is ¥79 = $1 USD and €0.78 = $1 USD related to NOI.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Residential and Other
($ in millions)

Residential

	# of Investments	Total Units	Total Acres	Finished Lots	Pre-Promote Ownership%	KW Book Equity (1)
Western U.S.	14	10	3,243	543	69.0%	$85.2
Other	1	—	50	—	3.8	0.2
Total	15	10	3,293	543	68.8%	$85.4

Other

	# of Investments	Pre-Promote Ownership%	KW Book Equity (1)
Western U.S.	1	100.0%	$0.5
United Kingdom and Ireland	1	100.0	10.2
Other	4	100.0	5.4
Total	6	100.0%	$16.1

(1) As of September 30, 2012.

Kennedy-Wilson Holdings, Inc.
Debt Schedule
($ in millions)

	Consolidated Debt				Unconsolidated Asset Level Debt		Total Consolidated Debt + KW Share of Unconsolidated Asset Level Debt
Maturity	Unsecured Corporate Debt		Asset Level Debt	Total	Total	KW Share		Amount Due at Maturity Date (1)
2012	$—		$—	$—	$68.1	$17.1	$17.1	$15.9
2013	—		4.4	4.4	113.8	48.6	53.0	46.3
2014	—		0.2	0.2	297.8	95.2	95.4	58.2
2015	—		0.3	0.3	133.1	50.1	50.4	30.3
2016	—		12.2	12.2	409.4	171.3	183.5	139.0
2017	—		0.3	0.3	496.5	191.8	192.1	186.5
2018	—		13.3	13.3	174.2	36.3	49.6	46.2
2019	250.0	(2)	—	250.0	139.8	31.8	281.8	279.4
2020	—		—	—	101.2	28.0	28.0	26.1
Thereafter	40.0		—	40.0	181.3	44.1	84.1	82.9
Total	$290.0		$30.7	$320.7	$2,115.2	$714.3	$1,035.0	$910.8

(1) Maturity dates do not reflect extension options.
(2) Represents principal balance of senior notes.

Weighted average interest rate (KW Share): 5.3%

Weighted average remaining maturity in years (KW Share): 5.5 years